SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2022

Wikisoft Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56239	35-2675388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

315 Montgomery Street San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800)-706-0806

______________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On May 28, 2022, Modern Art Foundation Inc. (“Modern Art”) Rene Lauritsen and Fastbase Holding Inc. agreed to transfer 77,669,078 shares of common stock in the Company to Ilustrato Pictures International Inc. (“Ilustrato”). Pursuant to a Stock Transfer Agreement, Ilustrato purchased the shares for an aggregate amount of $500,000. Mr. Nicolas Link is CEO of Ilustrato which is the beneficial owner.

As a result of this transaction, there has been a change in control of the Company. The 77,669,078 shares transferred amounts to 77% of the outstanding shares in our Company. Consequently, Ilustrato is now able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

As a result of the Change of Control, Mr. Quintal resigned as Chairman of the Board, and Mr. Link was appointed as the Company's Chairman of the Board. There was no known disagreement with Mr. Qunital on any matter relating to our operations, policies or practices.

There are no further arrangements known to the Company, the operation of which may, at a subsequent date, result in a change in control of the Company.

There are no arrangements or understandings among Modern Art Foundation Inc. (“Modern Art”) Rene Lauritsen and Fastbase Holding Inc., Ilustrato and their associates with respect to election of directors or other matters.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information contained in Item 5.01 above is incorporated herein by reference into this Item 5.02.

On May 28, 2022, the Board appointed Louise Bennett as our newly appointed Chief Operating Officer.

From 2021 to the present, Ms. Bennet was the VP Operations for Ilustrato Pictures International Inc. From 2014 to the present, Ms. Bennet was the General Manager of FB Fire Technologies.

Aside from that provided above, Ms. Bennett does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There were no arrangements or understandings between Ms. Bennett and any other persons pursuant to which he was selected as Chief Operating Officer.

There are no family relationships between Ms. Bennett and any of our directors or executive officers.

On May 28, 2022, the Board appointed Krishnan Krishnamoorthy as our newly appointed Chief Financial Officer.

From 2022 to the present, Mr. Krishnamoorthy was Chief Financial Officer of Ilustrato Pictures International Inc. From 2020 to 2022, Mr. Krishnamoorthy was Chief Financial Officer of The Bahrain Ship Repairing and Engineering Company BSC. From 2018 to 2020, Mr. Krishnamoorthy was Chief Financial Officer of HD Holding Group.

Aside from that provided above, Mr. Krishnamoorthy does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

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There were no arrangements or understandings between Mr. Krishnamoorthy and any other persons pursuant to which he was selected as Chief Financial Officer.

There are no family relationships between Mr. Krishnamoorthy and any of our directors or executive officers.

On May 28, 2022, the Board appointed John-Paul Backwell as our newly appointed Chief Commercial Officer.

From 2021 to the present, Mr. Backwell was Managing Director of Ilustrato Pictures International Inc. From 2022 to present, Mr. Backwell was Director of Emergency Response Technologies Inc. From 2019 to present, Mr. Backwell was Chief Managing Director of Detego Global. From 2019 to 2021, Mr. Backwell was Non-Executive Director of Connect Now. From 2008 to 2018, Mr. Backwell was Non-Executive Director of RUBA Group.

Aside from that provided above, Mr. Backwell does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There were no arrangements or understandings between Mr. Backwell and any other persons pursuant to which he was selected as Chief Commercial Officer.

There are no family relationships between Mr. Backwell and any of our directors or executive officers.

On May 28, 2022, the Board appointed Nicolas Link as our newly appointed Chairperson.

From 2021 to the present, Mr. Link was Chief Executive Officer of Ilustrato Pictures International Inc. From 2014 to present, Mr. Link was Chief Executive Officer of FB Fire Technologies. From 2014 to present, Mr. Link was Chief Executive Officer of Firebug Group.

Aside from that provided above, Mr. Link does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

There were no arrangements or understandings between Mr. Link and any other persons pursuant to which he was selected as Director.

There are no family relationships between Mr. Link and any of our executive officers.

Our newly appointed officers and director have not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have a written employment agreement or other formal compensation agreements. Compensation arrangements with our officers and director are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wikisoft Corp.

/s/ Carsten Kjems Falk

Carsten Kjems Falk

President & CEO

Date: June 2, 2022

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